================================================================================

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

         STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
           ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(B)(2) |__|

                           ---------------------------

                            BNY MIDWEST TRUST COMPANY
               (Exact name of trustee as specified in its charter)


               Illinois                                         36-3800435
Jurisdiction of incorporation or organization                (I.R.S. Employer
       if not a U.S. national bank)                       Identification Number)

            2 North LaSalle Street
                 Suite 1020
              Chicago, Illinois                                     60602
   (Address of principal executive offices)                      (Zip code)

                                John C. Hitt, Jr.
                               Chapman and Cutler
                             111 West Monroe Street
                             Chicago, Illinois 60603
                                 (312) 845-3000
                               (Agent for Service)

                           --------------------------

                                  Unitrin, Inc.
               (Exact name of obligor as specified in its charter)

              Delaware                                           95-425545
    (State or other jurisdiction of                           (I.R.S. employer
     incorporation or organization)                          identification no.)

        One East Wacker Drive
              Chicago, IL                                           60601
Address of principal executive offices)                          (Zip code)

                           --------------------------
                             Senior Debt Securities
                       (Title of the indenture securities)

================================================================================

Item 1. General information. Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.


                              Name                                 Address
          Office of Banks & Trust Companies of the        500 E. Monroe Street
          State of Illinois                               Springfield, Illinois 62701-1532

          Federal Reserve Bank of Chicago                 230 S. LaSalle Street
                                                          Chicago, Illinois 60603

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.


Item 2. Affiliations with the obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.

Item 16. List of Exhibits.

     1. A copy of Articles of Incorporation of BNY Midwest Trust Company as now in effect.

     2,3. A copy of the Certificate of Authority of the Trustee as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers.

     4.   A copy of the existing By-laws of the Trustee.

     5.   Not applicable.

     6. The consent of the Trustee required by Section 321(b) of the Act. (incorporated by reference to Exhibit 6 to Form T-1 filed with the Registration Statement No. 333-47688 filed December 1, 2000.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

     8.   Not applicable.

     9.   Not applicable.

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, BNY Midwest Trust Company, a corporation organized and existing under the laws of the State of Illinois, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 25th day of June, 2002.

                                       BNY MIDWEST TRUST COMPANY

                                       By /s/ Mary Callahan
                                          --------------------------------------
                                          Name:   Mary Callahan
                                          Title:  Assistant Vice President

                         OFFICE OF BANKS AND REAL ESTATE
                       Bureau of Banks and Trust Companies
                        CONSOLIDATED REPORT OF CONDITION
                                       OF
                            BNY Midwest Trust Company
                           209 West Jackson Boulevard
                                    Suite 700
                             Chicago, Illinois 60606

     Including the institution's domestic and foreign subsidiaries completed as of the close of business on March 31, 2002, submitted in response to the call of the Office of Banks and Real Estate of the State of Illinois.

                                  ASSETS                                       THOUSANDS OF DOLLARS
 1.  Cash and Due from Depository Institutions .................................     14,706

 2.  U.S. Treasury Securities ..................................................      - 0 -

 3.  Obligations of States and Political Subdivisions ..........................      - 0 -

 4.  Other Bonds, Notes and Debentures .........................................      - 0 -

 5.  Corporate Stock ...........................................................      - 0 -

 6.  Trust Company Premises, Furniture, Fixtures and Other Assets
     Representing Trust Company Premises .......................................        349

 7.  Leases and Lease Financing Receivables ....................................      - 0 -

 8.  Accounts Receivable .......................................................      4,204

 9.  Other Assets ..............................................................     87,161

     (Itemize amounts greater than 15% of Line 9)
           Goodwill and Intangibles ............................................     86,813

10.  TOTAL ASSETS ..............................................................    106,420

                         OFFICE OF BANKS AND REAL ESTATE
                       Bureau of Banks and Trust Companies
                        CONSOLIDATED REPORT OF CONDITION
                                       OF
                            BNY Midwest Trust Company
                           209 West Jackson Boulevard
                                    Suite 700
                             Chicago, Illinois 60606

                                    LIABILITIES                                THOUSANDS OF DOLLARS
11.  Accounts Payable ..........................................................      - 0 -

12.  Taxes Payable .............................................................      - 0 -

13.  Other Liabilities for Borrowed Money ......................................     25,425

14.  Other Liabilities .........................................................      7,174

     (Itemize amounts greater than 15% of Line 14)

     Taxes Due Parent Company ..................................................      3,803
     Reserve for Taxes .........................................................      3,128

15.  TOTAL LIABILITIES .........................................................     32,599

                               EQUITY CAPITAL

16.  Preferred Stock ...........................................................      - 0 -

17.  Common Stock ..............................................................      2,000

18.  Surplus ...................................................................     62,130

19.  Reserve for Operating Expenses ............................................      - 0 -

20.  Retained Earnings (Loss) ..................................................      9,691

21.  TOTAL EQUITY CAPITAL ......................................................     73,821

22.  TOTAL LIABILITIES AND EQUITY CAPITAL ......................................    106,420

I, Robert L. De Paola, Vice President
   -----------------------------------------------------------------------------
              (Name and Title of Officer Authorized to Sign Report)

of BNY Midwest Trust Company certify that the information contained in this statement is accurate to the best of my knowledge and belief. I understand that submission of false information with the intention to deceive the Commissioner or his Administrative officers is a felony.

                              /s/ Robert L. DePaola
               --------------------------------------------------
                (Signature of Officer Authorized to Sign Report)

Sworn to and subscribed before me this 25th day of April, 2002

My Commission expires May 15, 2003.

                                   /s/ Joseph A. Giacobino, Notary Public
                                       -------------------
(Notary Seal)



Person to whom Supervisory Staff should direct questions concerning this report.

           Christine Anderson                           (212) 503-4204
-------------------------------------------     --------------------------------
                 Name                             Telephone Number (Extension)

                             File Number 5666-385-1
                                         ----------

                               STATE OF ILLINOIS
                                   OFFICE OF
                             THE SECRETARY OF STATE

                                   [GRAPHIC]

                      Whereas, ARTICLES OF INCORPORATION OF
                           CONTINENTAL TRUST COMPANY
INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

Now Therefore, I, George H. Ryan, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, at the City of Springfield, this 31st day of December A.D. 1991 and of the Independence of the United States the two hundred and 16th.

[GRAPHIC]
                                                       /s/ George H. Ryan
                                                       -------------------------
                                                          SECRETARY OF STATE

 Form BCA-2.10                 ARTICLES OF INCORPORATION
(Rev. Jan. 1991)                                             SUBMIT IN DUPLICATE
George H. Ryan                    PAID JAN 1992            This space for use by
Secretary of State                                          Secretary of State
Department of Business Services                              Date  12-31-91
Springfield, IL 62756
Telephone (217) 782-5951                                Franchise Tax $1,125.00
                                                        Filing Fee    $   75.00
Payment must be made by certified                       Approved      $1,200.00
check, cashier's check, Illinois
attorney's check, Illinois C.P.A's
check or money order, payable to
"Secretary of State."

1. CORPORATE NAME: Continental Trust Company
                   -------------------------------------------------------------

(The Corporation name must contain the word "corporation", "company", "incorporated" "limited" or a combination thereof)

2. Initial Registered Agent:  CT Corporation System
                              --------------------------------------------------
                              First Name           Middle Initial      Last Name
                              --------------------------------------------------
   Initial Registered Office: 208 S. LaSalle Street
                              --------------------------------------------------
                              Number               Street              Suite #
                              --------------------------------------------------
                              Chicago, IL          60604               Cook
                              --------------------------------------------------
                              City                 Zip Code            County

--------------------------------------------------------------------------------
3. Purpose or purposes for which the corporation is organized
   (If not sufficient space to cover this part add one or more sheets of this size)

   To accept and execute trusts and to do all other things permitted to trust companies in compliance with "An Act to provide for and regulate the administration of trusts by trust companies" approved June 15, 1887, as now or hereafter amended, and regulations promulgatd thereunder.

4. Paragraph 1: Authorized Shares, Issued Shares and Consideration Received.

                  Par Value              Number of Shares         Number of Shares           Consideration to be
Class             per Share                Authorized           Proposed to be Issued          Received Therein
----------------------------------------------------------------------------------------------------------------
Common            $1.00                    10,000,000                750,000                       $750,000
----------------------------------------------------------------------------------------------------------------
                                                                                             TOTAL $750,000

Paragraph 2: The preferences, qualifications, limitations, restrictions and special or relative rights in respect of the shares of each class are: None
(If not sufficient space to cover this part add one or more sheets of this size)

5666-385-1

                                     (over)

5. OPTIONAL:  (a) Number of directors constituing the initial board of directors of the corporation:___________________.
              (b) Names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and qualify:
                  Name                                     Resident Address
              __________________________________________________________________
              __________________________________________________________________
              __________________________________________________________________
              __________________________________________________________________

6. OPTIONAL   (a) It is estimated that the value of all property to be owned by the corporation for the following year wherever located will be: $____________________.
              (b) It is estimated that the value of the property to be located within the Sate of Illinois during the following year will be: $____________________.
              (c) It is estimated the the gross amount of business that will be transacted by the corporation during the following year will be: $____________________.
              (d) It is estimated that the gross amount of business that will be transacted from places of business in the State of Illinois during the following year will be: $____________________.

7. OPTIONAL:  OTHER PROVISIONS See attached Exhibit A.
              Attach a separate sheet of this size for any other provision to be included in the Articles of Incorporation, e.g. authorizing preemptive rights, denying cumulative voting, regulating internal affairs, voting majority requirements, fixing a duration other than perpetual, etc.

8. NAME(S) & ADDRESS(ES) OF INCORPORATOR(S)

   The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true

Dated December 27, 1991
   Signature and Name                                       Address
1.   /s/ Edward E. Nekritz                      1.  190 South LaSalle Street
     Signature                                      Street
   Edward E. Nekritz                                Chicago,   Illinois 60603
   Type or Print name                               City Town  State    Zip Code

2.                                              2.
   Signature                                        Street

   Type or Print name                               City Town  State    Zip Code

3.                                              3.
   Signature                                        Street

   Type or Print name                               City Town  State    Zip Code

(Signatures must be in ink on original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)
NOTE. If a corporation acts as incorporator, the name of the corporation and the state of incorporation shall be shown and the execution shall be by the President or Vice President and verified by him, and attested by its Secretary or Assistant Secretary.

                                  FEE SCHEDULE

* The initial franchise fee is assessed at the rate of 15'100 of 1 percent ($1.50 per $1,000) on the paid-capital representative in this state, with a minimum of $25 and a maximum of $1,000,000

*  The filing fee is $75

* The minimum total due (franchise fee - filing fee) is $100, (Applied when the Consideration to be Received as set forth in herein & does not exceed $16,667)

* The Department of Business Services in Springfield will provide assistance in calculating the Total Fees if Necessary.

Illinois Secretary of State                 Springfield, IL 62756
Department of Business Services             Telephone(217) 782-6981

                                   EXHIBIT A
                                       to
                           ARTICLES OF INCORPORATION
                                       of
                           CONTINENTAL TRUST COMPANY

                                  ARTICLE NINE

          (1) The Corporation shall indemnify, in accordance with and to the full extent now or hereafter permitted by law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including, without limitation, an action by or in the right of the Corporation), by reason of his acting as a director, officer or employee of the Corporation (and the Corporation, in the discretion of the Board of Directors of the Corporation, may so indemnify a person by reason of the fact that he is or was an agent of the Corporation or is or was serving at the request of the Corporation in any other capacity for or on behalf of the Corporation) against any liability or expense actually and reasonably incurred by such person in respect thereof; provided, however, that the Corporation shall be required to indemnify an officer or director in connection with an action, suit or proceeding initiated by such person only if the initiation of such action, suit or proceeding was authorized by the Board of Directors of the Corporation. Such indemnification is not exclusive of any other right to indemnification provided by law or otherwise. The right to indemnification conferred by this Section (1) of this Article Nine shall be deemed to be a contract between the Corporation and each person referred to herein until amended or repealed.

          (2) No amendment to or repeal of this Article Nine shall apply to or have any effect on the liability or alleged liability of any person for or with respect to any acts or omissions of such person occurring prior to such amendment or repeal.

                                  ARTICLE TEN

          No shareholder of the Corporation shall have the right, in any election of directors, to cumulate the votes of the number of shares held by such shareholder.

ROBERT J. PIEL
Commissioner
                                                   Suite 100 Reisch Building
SCOTT A. MILLER           [GRAPHIC APPEARS HERE]     117 South Fifth Street
First Deputy Commissioner                       Springfield, Illinois 62701-1291
                                                        (217) 782-7968
JOANNE MITCHELL              State of Illinois        FAX (217) 624-5941
Deputy Commissioner         Jim Edgar, Governor

                COMMISSIONER OF BANKS AND TRUST COMPANIES



                               December 30, 1991





Mr. Philip W. Collins, Director
Department of Business Services
Office of the Secretary of State
328 Centennial Building
Springfield, Illinois 62756

Dear Director Collins:

The office of the Commissioner of Banks and Trust Companies has received an application from the incorporation of Continental Trust Company to form a trust company with the following as its purpose:

          "to accept and execute trusts and to do all other things permitted to trust companies in compliance with 'An Act to provide for and regulate the administration of trusts by trust companies,' approved June 15, 1887, as now or hereafter amended, and regulations promulgated thereunder."

Please be advised that the incorporators of Continental Trust Company have made arrangements to comply with "An Act to provide for and regulate the administration of trusts by trust companies", approved June 15, 1887, and amendments thereto. The office of the Commissioner of Banks and Trust Companies imposes no objections to the incorporation of the above referenced corporation with the purpose stated above.

This letter of approval will expire on March 30, 1992, if the above referenced corporation has not filed the appropriate documents with your office.

Please feel free to contact me if I can provide you with additional Information.


                                        Sincerely,

                                        /s/ Scott D. Clarke

                                        Scott D. Clarke
                                        Division Manager
                                        Corporate Fiduciary Division

File Number 5666-385-1
                                State of Illinois
                                    Office of
                             The Secretary of State


     Whereas, ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF
                            CONTINENTAL TRUST COMPANY
     INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

     Now, Therefore, I, George H. Ryan, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

     In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, at the City of Springfield, this 6th day of October A.D. 1995 and of the Independence of the United States the two hundred and 20th.

[GRAPHIC APPEARS HERE]


                               /S/ George M. Ryan
                               ------------------
                               Secretary of State

FORM BCA-10.30                     ARTICLES OF AMENDMENT    File # 5666-385-1
(Rev. Jan. 1995)
--------------------------------------------------------------------------------
George H. Ryan                          FILED               SUBMIT IN DUPLICATE
Secretary of State                     Oct 6, 1995            This space for use
Department of Business Services        Oct 10, 1995            by Secretary of
Springfield, IL 62756                  GEORGE H. RYAN              State
Telephone (217) 782-1832               SECRETARY OF STATE     Date 10-6-95
-------------------------------                             Franchise Tax $
Remit payment in check or money                             Filing Fee*   $
order, payable to "Secretary of                             Penalty       $
State."                                                     Approved:
The filing fee for articles of
amendment-$25.00

--------------------------------------------------------------------------------
1. CORPORATE NAME: Continental-Trust Company
                  --------------------------------------------------------------
                                                                        (Note 1)
2. MANNER OF ADOPTION OF AMENDMENT:
     The following amendment of the Articles of Incorporation was adopted on September 26, 1995 in the manner indicated below, ("X" one box only)

/_/ By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected;
                                                                        (Note 2)

/_/ By a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;
                                                                        (Note 2)

/_/ By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;
                                                                        (Note 3)

/_/ By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;
                                                                        (Note 4)

/_/ By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;
                                                                   (Notes 4 & 5)

/X/ By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.
                                                                        (Note 5)

3. TEXT OF AMENDMENT:
   a. When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments.
       Article I: The name of the corporation is:

             CTC Illinois Trust Company
--------------------------------------------------------------------------------
                                   (NEW NAME)


                 All changes other than name, Include on page 2
                                     (over)

                               Text of Amendment

     b. (If amendment affects the corporate purpose, the amended purpose is required to be set forth in its entirety. If there is not sufficient space to do so, add one or more sheets of this size.)

     4. The manner, if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (If not applicable, insert "No change")


               No change



     5. (a) The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these account(s) is as follows: (if not applicable, insert "No change")


               No change


          (b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts(s) as charged by this amendment is as follows: (If not applicable, insert "No change")


               No change


                                         Before Amendement       After Amendment

                      Paid-in Capital    $________________       $______________


              [Complete either Item 6 or 7 below. All signatures must be in BLACK INK.)


     6. The undersigned corporation has caused this statement to be signed by its truly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.




          Dated September 29, 1995        CTC Illinois Trust Company
                ------------------        --------------------------
                                          (Exact Name of Corporation at
                                           date of execution)

         attested by /s/ Jacqueline R. McSwiggan       by  /s/ Thomas A. Heinimann
                     ---------------------------           -----------------------
                       (Signature of Secretary)             (Signature of President
                        or Assistant Secretary               or Vice President)

                      Jacqueline R. McSwiggan                Thomas A. Heinimann
                      ----------------------------           -------------------
                     (Type or Print Name and Title)     (Type or Print Name and Title)


     7. If amnedment is authorized pursuant to Section 10.10 by the Incorporators, the Incorporators must sign below, and type or print name and title.

                                       OR

If amendment is authorized by the directors pursuant to Section 10.10 and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below, and type or print name and title.

The undersigned affirms, under the penalities of perjury, that the facts stated herein are true.

Dated                         , 19
     -------------------------    -----

-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

                            NOTES and INSTRUCTIONS

NOTE 1: State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2: Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or elected. ((S)10.10)

NOTE 3: Directors may adopt amendments without shareholder approval in only seven instances, as follows:
        (a) to remove the names and addresses of directors named in the articles of incorporation;
        (b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to (S)5.10 is also filed;
        (c) to increase, decrease, create or eliminate the par value of the shares of any class, so long as no class or series of shares is adversely affected;
        (d) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;
        (e) to change the corporate name by substituting the word "corporation", "incorporated", "company", "limited", or the abbreviation "corp.", "inc.", "co.", or "ltd" for a similiar word or abbreviation in the name, or by adding a geographical attribution to the name;
        (f) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with (S)9.05,
        (g)  to restate the articles of incorporation as currently amended.
                                                                     ((S)10.15)

NOTE 4: All amendments not adopted under (S)10.10 or (S)10.15 require (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

        Shareholder approval may be (1) by vote at a shareholders' meeting (either annual or special) or (2) by consent, in writing, without a meeting.

        To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least 2/3 vote within each class is required).

        The articles of incorporation may supersede the 2/3 vote requirement by specifying any smaller or larger vote, requirement not less then a majority of the outstanding shares entitled to vote and not less than a
        majority within each class when class voting applies.         ((S)10.20)

NOTE 5: When shareholder approval is by consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the amendment. ((SS)7.10 & 10.20)

C-173.9

File Number 5666-385-1

                               State of Illinois
                                   Office of
                             The Secretary of State

WHEREAS, ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF CTC ILLINOIS TRUST COMPANY INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

Now Therefore, I, Jesse White, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, at the City of Springfield, this 20th day of June A.D. 2000 and of the Independence of the United States the two hundred and 24th.

[GRAPHIC APPEARS HERE]                                /s/ Jesse White
                                                     -----------------
                                                    Secretary of State

FORM BCA-10.30                     ARTICLES OF AMENDMENT    File # 5666-385-1
(Rev. Jan. 1999)
--------------------------------------------------------------------------------
Jesse White                            FILED               SUBMIT IN DUPLICATE
Secretary of State                     June 20, 2000          This space for use
Department of Business Services                                by Secretary of
Springfield, IL 62756                  JESSE WHITE               State
Telephone (217) 782-1832               SECRETARY OF STATE     Date 6-20-00
-------------------------------                             Franchise Tax $
Remit payment in check or money                             Filing Fee*   $25.00
order, payable to "Secretary of                             Penalty       $
State."                                                     Approved:
The filing fee for articles of
amendment-$100.00
http://www.sos.state.il.us
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1. CORPORATE NAME: CTC Illinois Trust Company
                  --------------------------------------------------------------
                                                                        (Note 1)
2. MANNER OF ADOPTION OF AMENDMENT:
     The following amendment of the Articles of Incorporation was adopted on
     March 21, 2000 in the manner indicated below, ("X" one box only)

/_/ By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected; (Note 2)

/_/ By a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment; (Note 2)

/_/ By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment; (Note 3)


/_/ By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment; (Note 4)

/_/  By the shareholders, in accordance with Section 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10; (Note 4 &
     5)

/X/ By the shareholders, in accordance with Section 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment. (Note 5)

3. TEXT OF AMENDMENT:
   a. When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments.
       Article I: The name of the corporation is:

       BNY Midwest Trust Company
--------------------------------------------------------------------------------
                                   (NEW NAME)


                 All changes other than name, Include on page 2
                                     (over)

--------------------------------------------------------------------------------


                      Text of Amendment

b. (If amendment affects the corporate purpose, the amended purpose is required to be set forth in its entirety. If there is not sufficient space to do so, add one or more sheets of this size.)

4. The manner, if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued of that class, provided for or effected by this amendment, is as follows: (If not applicable, insert "No change")

     No Change

5. (a) The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-In Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert "No change")

     No Change

     (b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-In Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert "No change")

     No Change

                                               Before Amendment  After Amendment

                   Paid-In Capital           $________________ $_______________

   (Complete either item 6 or 7 below. All signatures must be in BLACK INK.)

6. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

     Dated  June 12, 2000                           CTC Illinois Trust Company
          --------------------------               -----------------------------
          (Month & Day) (Year)                     (Exact Name of Corporation
                                                    at date of execution)

     attested by /s/ Patricia A. Bicket               by /s/ Robert L. Depaola
                 -----------------------                 -----------------------
                 (Signature of Secretary)                (Signature of President
                                                           or Vice President)

                 Patricia Bicket                         Robert L. DePaola
                 -----------------------                 -----------------------
                    (Type or Print                          (Type or Print
                     Name and Title)                         Name and Title)

7. If amendment is authorized pursuant to Section 10.10 by the Incorporators, the Incorporators must sign below, and type or print name and title.

                                       OR

     If amendment is authorized by the directors pusuant to Section 10.10 and there are no officers, then a majority of the directors or such directors as may be designated by the board must sign below, and type or print name and title.

     The undersigned affirms, under penalties of perjury, the the facts stated herein are true.

Dated________________________, ______
     (Month & Day)             (Year)
---------------------------------      -----------------------------------------
---------------------------------      -----------------------------------------
---------------------------------      -----------------------------------------
---------------------------------      -----------------------------------------

                             NOTES and INSTRUCTIONS

NOTE 1: State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2: Incorporators are permitted to adopt amendments ONLY before any shares have been Issued and before any directors have been named or elected.
                                                                      ((S)10.10)

NOTE 3: Directors may adopt amendments without shareholder approval in only seven instances, as follows:

     (a) to remove the names and addresses of directors named in the articles of incorporation;
     (b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to (S)5.10 is also filed;
     (c) to increase, decrease, create or eliminate the par value of the shares of any class, so long as no class or series of shares is adversely affected.
     (d) to split the Issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;
     (e) to change the corporate name by substituting the word "corporation", "company", "limited", or the abbreviation "corp.", "Inc.", "co.", or "ltd." for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;
     (f) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with (S)9.05,
     (g)  to restate the articles of incorporation as currently amended.
                                                                      ((S)10.15)

NOTE 4: All amendments not adopted under (S)10.10 or (S)10.15 require (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

        Shareholder approval may be (1) by vote at a shareholders' meeting (either annual or special) or (2) by consent, in writing, without a meeting.

        To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least a 2/3 vote within each class is required).

        The articles of incorporation may supersede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than
        a majority within each class when class voting applies.       ((S)10.20)

NOTE 6: When shareholder approval is by consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the amendment. ((S)7.10 & 10.20)

                               STATE OF ILLINOIS
                                    OFFICE OF
                   COMMISSIONER OF BANKS AND TRUST COMPANIES



NO. 1062                                              Springfield, April 2, 1992


               To all to whom these presents Shall Come, Greeting:



                            CERTIFICATE OF AUTHORITY

I, ROBERT J. PIEL, as Commissioner of Banks and Trust Companies of the State of Illinois, do hereby certify that the CONTINENTAL TRUST COMPANY located at CHICAGO, County of COOK, and State of Illinois, a corporation organized under the Business Corporation Act of 1983, for the purpose, among other things, of accepting and executing trusts, has met all of the requirements of "An Act to provide for and regulate the administration of trusts by trust companies", approved June 15, 1887 in force July 1, 1887, and acts amendatory thereto and rules promulgated thereunder.

I further certify that by virtue of the Act aforesaid, the CONTINENTAL TRUST COMPANY is hereby authorized to accept and execute trusts and receive deposits of trust funds under the provisions and limitations of the Act last above referred to.


                           IN TESTIMONY WHEREOF, I hereunto subscribe my name and affix the seal of my office, the day and year first above written

                                        /s/ Robert J. Piel
                           ----------------------------------------------------
                                            ROBERT J. PIEL
                                             Commissioner
                                Commissioner of Banks and Trust Companies

                               STATE OF ILLINOIS
                                    OFFICE OF
                   COMMISSIONER OF BANKS AND TRUST COMPANIES



                                                    Springfield, August 18, 1995


               To all to whom these Presents Shall Come, Greeting:



                               CHANGE IN CONTROL


WHEREAS, The Bank of New York Company, Inc., New York, New York ("Applicant"), has filed an application with the Commissioner of Banks and Trust Companies ("Commissioner") for a change in control of Continental Trust Company, Chicago, Illinois, pursuant to Section 3-2 of the Corporate Fiduciary Act ("Act"), 205 ILCS 620/3-2 (1992); and

WHEREAS, based on the evidence submitted pursuant to Section 3-2 of the Act, the Commissioner is of the opinion and finds: (1) that the general character of its proposed management, after the change in control, is such as to assure reasonable promise of competent, successful, safe and sound operation; (2) that the future earnings prospects, after the proposed change in control, are favorable; and (3) that the prior business affairs of the persons proposing to obtain control or by the proposed management personnel, whether as stockholder, director, officer or customer, were conducted in a safe, sound and lawful manner.

NOW, THEREFORE, I, Richard N. Luft, Commissioner of Banks and Trust Companies, State of Illinois, do hereby conclude that the Application meets the requirements pursuant to Section 3-2 of the Corporate Fiduciary Act.


                        IN TESTIMONY WHEREOF, I hereunto subscribe my name and affix the seal of my office, the day and year first above written

                                         /s/ Richard N. Luft
                        --------------------------------------------------------
                                             Richard N. Luft
                                Commissioner of Banks and Trust Companies

                                     BY-LAWS

                                       of
                            BNY Midwest Trust Company

                      (formerly CTC ILLINOIS TRUST COMPANY)

                              As Amended May 1, 1997

                                   ARTICLE I.

                                     OFFICES

     Section 1. The registered office of the Corporation required by the Illinois Business Corporation Act of 1983, as amended (the "Act"), to be maintained in the State of Illinois shall be in the City of Chicago, County of Cook, State of Illinois. The Corporation may also have offices at such other places both within and without the State of Illinois as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II.

                                  SHAREHOLDERS

     Section 1. Time and Place of Meetings. All meetings of the shareholders for the election of directors or for any other purpose may be held at such time and place, within or without the State of Illinois, as shall be prescribed from time to time by the Board of Directors. In the absence of a designation of a place for any such meeting by the Board of Directors, each such meeting shall be held at the principal office of the Corporation.

     Section 2. Annual Meetings. An annual meeting of shareholders shall be held commencing with the year 1993 for the purpose of electing directors and transacting such other business as may properly be brought before the meeting. The date and time of the annual meeting in each year shall be determined by the Board of Directors.

     Section 3. Special Meetings. Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by law, may be called by the Chairman, by a majority of the Board of Directors or by the holders of not less than twenty percent of the outstanding shares entitled to vote an the matter for which the meeting is called by written request executed by such holders and delivered to the Chairman or the Secretary of the Corporation.

     Section 4. Notice of Meetings. Written notice of each meeting of the shareholders stating the place, date and time of the meeting and, in the case of a special meeting, the purpose or purposes far which the meeting is called, shall be given not less then ten nor more than sixty days before the date of the meeting, or in the case of a merger, consolidation, share exchange, dissolution or sale, lease or exchange of assets, not less than twenty nor more than sixty days before the date of the meeting, either personally or by mail, by the Chairman or by the Secretary at the direction of the Chairman or the person or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at address as it appears on the records of the Corporation, with postage thereon prepaid.

        Any shareholder entitled to receive notice may waive notice of any meeting by a writing executed and delivered to the Corporation either before or after the meeting. Attendance of a shareholder at any meeting shall constitute a waiver of notice of such meeting, unless the shareholder attends such meeting for the express purpose of objecting to the bolding of such meetings because proper notice was not given and at the beginning of such meeting records such objection with the person acting as secrecy of the meeting and does not thereafter vote on any action taken at the meeting.

     Section 5. Quorum. The holders of record of a majority of the shares issued and outstanding and entitled to vote thereat, represented in person or by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business, except as otherwise provided by the Act or by the Articles of Incorporation. If a quorum is not represented, the holders of record of the shares represented in person or by proxy at the meeting and entitled to vote thereat shall have power, by the affirmative vote of the holders of a majority of such shares, to adjourn the meeting to another time and/or place, without notice other than announcement at the meeting, except as hereinafter provided until a Quorum shall be present or represented. At such adjourned meeting, at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the original meeting.

     Section 6. Voting. At all meetings of the shareholders, each shareholder shall be entitled to vote, in person or by proxy, each share owned by such shareholder of record on the record date for the meeting. Each outstanding share shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders, unless otherwise provided in the Act, the Articles of Incorporation or these By-laws, when a quorum is present at any meeting, the affirmative vote of the holders of record of a majority of the shares having voting power represented in person or by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the Act, the Articles of Incorporation or of these By-laws, a different vote is required, in which case such express provision shall govern and control the decision of such question.

     Section 7. Informal Action by Shareholders. Unless otherwise provided by the Articles of Incorporation or the Act, any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by
(a) the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voting, provided, that (i) at least days prior to the execution of the consent a notice in writing is delivered to all of the shareholders entitled to vote with respect to the subject matter thereof, and (ii) those shareholders who have not consented in writing are notified in writing at their respective addresses appearing on the records of the Corporation of the taking of the corporate action promptly after the effective date of such action; or (b) all of the shareholders entitled to vote with respect to the subject matter thereof.

     Section 8. Proxies. At all meetings of shareholders, a shareholder may vote in person or vote by proxy which is executed in writing by the shareholder or his duly authorized attorney-in-fact. Such proxy shall be fled with the Secretary or other person authorized to tabulate votes at any time prior to the commencement of the meeting. No proxy shall be valid after eleven months from the date of its execution unless otherwise provided in the proxy.

                                  ARTICLE III.

                               BOARD OF DIRECTORS

     Section 1. General Powers. The business and affairs of the Corporation shall be managed and controlled by or under the direction of its Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by the Articles of Incorporation or by these By-laws directed or required to be exercised or done by the shareholders.

     Section 2. Number, Qualification and Tenure. The Board of Directors of the Corporation shall consist of not less than four members and not more than nine members. Within the limits above specified, the number of directors shall be determined from time to time by resolution of the Board of Directors. The number of directors initially shall be fixed at eight. The directors shall be elected at the annual meeting of shareholders, except as provided in the Articles of Incorporation or Section 3 of this Article, and each director elected shall hold office until his successor is elected and qualified or until his earlier death, termination, resignation or removal from office. Any decrease in the number of directors shall not have the effect of shortening the term of any incumbent director.

     Section 3. Vacancies and Newly Created Directorships. Vacancies and newly created directorships resulting from any increase in the number of directors may be filled by the appointment by a majority of the directors then in office though less than a quorum, and each director so appointed shall hold office until his successor is elected and qualified at the next annual or special meeting of shareholders called for such purpose, or until the earlier death, termination, resignation or removal from office of such director.

     Section 4. Place of Meetings. The Board of Directors may hold meetings, both regular and special, either within or without the State of Illinois.

     Section 5. Meetings. The Board of Directors shall hold a regular meeting, to be known as the annual meeting, immediately following each annual meeting of the shareholders. Other regular meetings of the Board of Directors shall be held at such time and place as the Board of Directors may designate from time to time. No notice of regular meetings need be given, other than by announcement at the immediately preceding regular meeting. Special meetings of the Board of Directors may be called by or at the request of the Chairman or by the Secretary at the written request of a majority of the Board of Directors. Notice of any special meeting of the Board shall be given at least twenty-four hours prior thereto, either in writing, by facsimile or telephonically to each director at the address shown for such director on the records of the Corporation.

     Section 6. Waiver of Notice; Business and Purpose. Notice of any meeting of the Board of Directors may be waived in writing signed by the person or persons entitled to such notice either before or after the time of the meeting. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened and at the beginning of such meeting records such objection with the person acting as secretary of the meeting and does not thereafter vote an any action taken at the meeting. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the Board need be specified in the notice or waiver of notice of such meeting, unless specifically required by the Act.

     Section 7. Quorum and Voting. At all meetings of the Board of Directors a majority of the total number of directors then in office shall constitute a quorum for the transaction of business. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting without notice other than announcement at the meeting, to any other date, time and place until a quorum shall be present. The act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, unless the act of a greater number is required by the Act or by the Articles of Incorporation. Withdrawal of directors from any meeting shall not cause the failure of a duly constituted quorum at such meeting. A director who is in attendance at a meeting of the Board of Directors but who abstains from the vote on any matter by announcing his abstention to the person acting as secretary of the meeting and not voting on such matter shall not be deemed to be present at such meeting for purposes of the preceding sentence or Section, 13 of this Article with respect to such vote, but shall be deemed to be present at such meeting for all other purposes.

     Section 8. Organization. The Chairman, if elected, shall act as chairman at all meetings of the Board of Directors. If the Chairman is not elected or if elected, is not present, a director chosen by a majority of the directors present, shall act as chairman at such meeting of the Board of Directors.

     Section 9. Committees. The Board of Directors, by resolution adopted by a majority of the whole Board, may designate two or more directors to constitute an Executive Committee. The Board of Directors, by resolution adopted by a majority of the whole Board, may create one or more other committees, including, without limitation, an Audit Committee and a Fiduciary Committee, and appoint two or more directors to serve on such committee or committees. Each director appointed to serve on any such committee shall serve, unless the resolution designating the respective committee is sooner amended or rescinded by the Board of Directors, until the next annual meeting of the Board or until his respective successor is designated. The Board of Directors, by resolution adopted by a majority of the whole Board, may also designate additional directors as alternate members of any committee to serve as members of such committee in the place and stead of any regular member or members thereof who may be unable to attend a meeting or otherwise unavailable to act as a member of such committee. In the absence or disqualification of a member and all alternate members designated to serve in the place and stead of such member, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or member's constitute a quorum, may unanimously appoint another director to act at the meeting in the place and stead of such absent or disqualified member.

     The Executive Committee may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation between the meetings of the Board of Directors, and any other committee may exercise the power and authority of the Board of Directors to the extent specified by the resolution establishing or outlining the duties of such committee, or the Articles of Incorporation or these By-laws provided, however, that no committee may take any action that is expressly required by the Act or the Articles of Incorporation or these By-laws to be taken by the Board of Directors and not by a committee thereof. Each committee shall keep a record of its acts and proceedings, which shall form a part of the records of the Corporation in the custody of the Secretary, and all actions of each committee shall be reported to the Board of Directors at the next meeting of the Board.

     Meetings of committees may be called at any time by the Chairman, or the chairman of the respective committee. A majority of the members of the committee shall constitute a quorum for the transaction of business and, except as expressly limited by this section, the act of a majority of the members present at any meeting at which there is a quorum shall be the act of such committee. Except as expressly provided in this section or in the resolution designating the committee, a majority of the members of any such committee may select its chairman, fix its rules of procedure, fix the tune and place of its meetings and specify what notice of meetings if any, shall be given.

     Section 10. Action without Meeting. Unless otherwise specifically prohibited by the Articles of Incorporation or these By-laws, any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting, if all members of the Board of Directors or such committee, as the case may be, execute a consent thereto in writing setting forth the action so taken, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or such committee.

     Section 11. Attendance by Telephone. Members of the Board of Directors or any committee thereof may participate in and act at any meeting of the

Board of Directors or such committee, as the case may be, through the use of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. Participation in such meeting shall constitute attendance and presence in person at the meeting of the person or persons so participating.

     Section 12. Compensation. Each director, as such, shall be entitled to receive reimbursement for his reasonable expenses incurred in attending meetings of the Board of Directors or any committee thereof or otherwise in connection with his attention to the affairs of the Corporation. In addition, each director, who is not at the tine a regularly compensated officer or employee of the Corporation or CTC Illinois Trust Company or any of its direct or indirect subsidiaries, shall be entitled to such fee for his services as a director (and if a member of any committee of the Board of Directors, such fee for his services as such member) as may be fixed from time to time by the Board of Directors. Such fees may be fixed both for meetings attended and on an annual basis, or either thereof, and may be payable currently or deferred.

     Section 13. Presumption of Assent. A director who is present at a meeting of the Board of Directors or any committee thereof when corporate action is taken shall be deemed to have assented to the action taken unless: (a) he objects at the beginning of the meeting to holding such meeting or transacting business at such meeting; (b) his dissent from the action taken is entered in the minutes of such meeting; or (c) he delivers written notice of his dissent to the person acting as the secretary of the meeting before the adjournment thereof or forwards such dissent by registered or certified mail to the Secretary immediately after the adjournment of such meeting. The right of dissent is not available to a director who votes in favor of the action taken.

                                   ARTICLE IV.

                                    OFFICERS

     Section 1. Enumeration. The officers of the Corporation shall be chosen by the Board of Directors and shall include a Chairman and a Secretary and may include such officers as the Board of Directors deems appropriate, including, but not limited to, General Managers, Managing Directors, a Treasurer, an Auditor, a Compliance Officer and a Tax Officer. The Board of Directors may also elect one or more Assistant Secretaries and Assistant Treasurers and such other officers and agents as it may deem appropriate. Any number of offices may be hold by the same persons.

     Section 2. Term of Office. The officers of the Corporation shall be elected at the annual meeting of the Board of Directors and shall hold office until their successors are elected and qualified, or until their earlier death, termination, resignation or removal from office. Any officer, agent or employee elected or appointed by the Board of Directors may be removed and replaced only by the Board of Directors, and may be removed, with or without cause, at any time by a majority vote of the Board of Directors whenever in its judgment the best interests of the Corporation will be served thereby. Any officer, agent or employee who is not elected or appointed by the Board of Directors shall hold office at the discretion of the Chairman. Any vacancy in any office because of death, resignation, termination, removal, disqualification or otherwise, may be filled by the Board of Directors for the unexpired portion of the term.

     Section 3. Chairman. The Chairman shall be the chief executive officer of the Corporation and, as such, shall have general supervision, direction and control of the business and affairs of the Corporation, subject to the control of the Board of Directors, shall preside at meetings of the Board of Directors and of the shareholders and shall have such other functions, authority and duties as customarily appertain to the office of the chief executive officer of a business corporation or as may be prescribed by the Board of Directors. The Chairman shall also have the authority to remove or suspend any officer, agent or employee who shall not have been appointed by the Board of Directors and to suspend, pending final action by the Board of Directors, any officer, employee or agent who shall have been appointed by the Board of Directors. The Chairman shall be a member of the Board of Directors. The Chairman or the Vice Chairman may appoint one or more Vice Presidents, Assistant Vice Presidents, Assistant Secretaries, Assistant Treasurers and such other officers as he shall deem necessary and appropriate and may give any of them further designations or alternative titles as he considers desirable. Any number of offices may be held by the same person.

     Section 4. General Manager. The General Managers, if any, in the absence of the Chairman or in the event of the Chairman's inability or refusal to act, shall have the authority to perform the duties of the Chairman. Each General Manager, if any, shall also perform such duties and have such other powers as may from time to time be prescribed by the Board of Directors or the Chairman.

     Section 5. Managing Director. Each Managing Director, if any, shall perform such duties and have such other powers as may from time to time be prescribed by the Board of Directors or the Chairman.

     Section 6. Secretary. The Secretary shall, except as otherwise determined by the Board of Directors, (a) attend and record all of the proceedings of all meetings of stockholders or the Board of Directors; (b) see that all notices are given and records and reports properly kept and filed by the Corporation as rewired by these By-laws or as required by law; (c) have charge of and control over the records of the Corporation and the certificate books, transfer books and stock ledgers, and such other books and papers as the Board of Directors may direct; and (d) be the custodian of the corporate seal of the Corporation and see that it is affixed to all documents to be executed on behalf of the Corporation under its seal.

     Section 7. Treasurer. The Treasurer, if any, shall be the principal accounting and financial officer of the Corporation. The Treasurer, if any, shall (a) make arrangements for the custody and safekeeping of all funds of the Corporation, and shall have charge of their collection, receipt and disbursement; (b) receive and have authority to sign receipts for all moneys paid to the Corporation and shall deposit the same in the name and to the credit of the Corporation in such banks of depositories as the Board of Directors shall authorize; (c) endorse for collection on behalf of the Corporation all checks, drafts, notes and other obligations payable to the Corporation; (d) shall disburse or cause to be disbursed funds of the Corporation only on properly approved vouchers and payrolls or in such other manner as the Board of Directors may authorize or require; and shall keep or cause to be kept full and accurate accounts of the transactions of his office in books belonging to the Corporation. He shall be bonded for the faithful discharge of his duties in such fans and amount, and with such surety or sureties, as the Board of Directors may require.

     Section 8. Assistant Secretaries and Assistant Treasurers. The Assistant Secretaries and Assistant Treasurers, in general, shall perform such duties as shall be assigned to the Secretary or Treasurer, respectively, under these By-laws or by the Chairman.

     Section 9. Other Officers and Agents. Any officer or agent who is elected or appointed from time to time by the Board of Directors and whose duties are not specified in these By-laws shall perform such duties and have such powers as may from time to time be prescribed by the Board of Directors to the Chairman.

     Section 10. Compensation of Officers. Any compensation of the officers shall be fixed front time to time by the Board of Directors, or in such manner as the Board of Directors may direct, and no officer shall be prevented from receiving such compensation by reason of the fact that be is also a director of the Corporation.

                 Signing Authority, Article 4, Section 11.1-11.5, Amended 5/1/97
     Section 11.1 Real Property. Real property owned by theCorporation in its own right shall not be deeded, conveyed, mortgaged, assigned or transferred except when duly authorized by a resolution of the Board. The Board may from time-to-time authorize officers to deed, convey, mortgage, assign or transfer real property owned by the Corporation in its own right with such maximum values as the Board may fix to its authorizing resolution.

     Section 11.2 Senior Signing Powers. Subject to the exception provided in
Section 11.1, the Chairman, the President, any Vice Chairman of the Board, and Senior Executive Vice President, any Executive Vice President or any Senior Vice President is authorized to accept, endorse, execute or sign any document, instrument or paper in the name of, or on behalf of, the Corporation in all transactions arising out of, or in connection with the normal course of the Corporation's business or in any fiduciary representative or agency capacity and, when required, to affix the seal of the Corporation thereto. In such instances as in the judgment of the Chairman, the President, any Vice Chairman of the Board, any Senior Executive Vice President or any Executive Vice President may be proper and desirable, any one of said officers may authorize in writing from time to time any other officer to have the powers set forth in this section applicable only to the performance or discharge of the duties of such officer within his or her particular division or function. Any officer of the Corporation authorized in or pursuant to Section 11.3 to have any of the powers sent forth therein, other than the officer signing pursuant to this Section 11.2, is authorized to attest to the seal of the Corporation on any documents requiring such seal.

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

     Section 11.3 Limited Signing Powers. Subject to the exception provided in
Section 6.1, in such instances as in the judgment of the Chairman, the President, any Vice Chairman of the Board any Senior Executive Vice-President, or any Executive Vice President may be proper and desirable, any one of said officers may authorize in writing from time-to-time any other officer, employee or individual to have the limited signing powers or limited power to affix the seal of the Corporation to specified classes of documents set forth in a resolution of the Board applicable only to the performance or discharge of the duties of such officer, employee or individual within his or her division or function.

     Section 11.4 Powers of Attorney. All powers of attorney on behalf of the Corporation shall be executed by any officer of the Corporation jointly with the Chairman of the Board, the President, any Vice Chairman any Senior Executive Vice-President, any Executive Vice President or any Senior Vice President. Any such power of attorney may, however, be executed by any officer or officers or person or persons who may be specifically authorized to execute the same by the Board of Directors.

     Section 11.5 Auditor. The Auditor or any officer designated by the Auditor is authorized to certify in the name of, or on behalf of the Corporation, in its own right or in a fiduciary or representative capacity, as to the accuracy and completeness of any account, schedule of assets, or other document, instrument or paper requiring such certification.

                                  ARTICLE V.

                          CERTIFICATES FOR SHARES, ETC.

     Section 1. Form. The shares of the Corporation shall be represented by certificates; provided, however; the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the Corporation's shares shall be uncertificated shares. Each certificate for shares shall he consecutively numbered or otherwise identified. Certificates representing shares in the Corporation shall be signed by or in the name of the Corporation by the Chairman, a General Manager or a Managing Director and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation. Where a certificate is countersigned by a transfer agent, other than the Corporation or an employee of the Corporation, or by a registrar, the signatures of one or more officers of the Corporation may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, the certificate may be issued by the Corporation with the same effect as if such officer, transfer agent or registrar were such, officer, transfer agent or registrar at the date of its issue.

     Section 2. Transfer. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer; it shall be the duty of the Corporation to issue a new certificate or uncertificated shares in place of any

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

certificate therefore issued by the Corporation to the person entitled thereto, cancel the old certificate and record the transaction in its share book.

     Section 3. Replacement. In case of the loss, destruction, mutilation or theft of a certificate representing shares of the Corporation, a new certificate may be issued upon the surrender of the mutilated certificate or, in the case of loss, destruction or theft of a certificate, upon satisfactory proof of such loss, destruction or theft and upon such term as the Board of Directors may prescribe. The Board of Directors may in its discretion require the owner of the lost, destroyed or stolen certificate, or his legal representative, to give the Corporation a bond, in such sum and in such form and with such surety or sureties as it may direct, to indemnify the Corporation against any claim that may be made against it with respect to the certificate alleged to have been lost, destroyed or stolen.

                                   ARTICLE VI.

                     INDEMNIFICATION OF DIRECTORS, OFFICERS,
                               EMPLOYEES AND AGENT

     Section 1. Third Party Actions. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including all appeals (other than, an action, suit or proceeding by or in the right of the Corporation) by reason of the fact that he is or was a director, officer or employee of the Corporation (and the Corporation, in the discretion of the Board of Directors, may so indemnify a person by reason of the fact that he is or was an agent of the Corporation or is or was serving at the request of the Corporation in any other capacity for or on behalf of the Corporation), against expenses (including attorneys` fees), judgments, decrees, files, penalties and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful; provided, however, the Corporation shall be required to indemnify an officer, director or employee in connection with an action, suit or proceeding initiated by such person only if such action, suit or proceeding was authorized by the Board of Directors. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act is good faith or in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe his conduct was unlawful.

     Section 2. Actions by or in the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit, including all appeals, by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Corporation (and the Corporation, in the discretion of the Board of Directors, may so indemnify a person by reason of the fact that he is or was an employee or agent of the Corporation or is or was serving at the request of the Corporation in any other capacity for or on behalf of the Corporation), against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted is good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been finally adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the court in which such action or suit was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper. Notwithstanding the foregoing, the Corporation shall be required to indemnify an officer or director in connection with an action, suit or proceeding initiated by such person only if such action, wait or proceeding was authorized by the Board of Directors.

     Section 3. Indemnity if Successful. To the extent that a director, officer, employee of agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1 or 2 of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys, fees) actually and reasonably incurred by him in connection therewith.

     Section 4.     Standard of Conduct. Except in a situation governed by
Section 3 of this Article, any indemnification under Section 1 or 2 of this Article (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 1 or 2, as applicable, of this Article. Such determination shall be made (i) by a majority vote of directors acting at a meeting at which a quorum consisting of directors who were not parties to such action, suit or proceeding is present, or (ii) if such a quorum is not obtainable, or even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the shareholders.

     Section 5. Expenses. Expenses of each officer and director hereunder indemnified actually and reasonably incurred in defending a civil or criminal action, suit or proceeding or threat thereof may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in this Article. Such expenses incurred by employees and agents may be so paid upon receipt of the aforesaid undertaking and such other terms and conditions, if any, as the Board of Directors deems appropriate.

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
     Section 6. Nonexclusivity. The indemnification and advancement of expenses provided by, or granted pursuant to other Sections of this Article, shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may now or hereafter be entitled under any law, by-law, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

     Section 7. Insurance. The Corporation may purchase and maintain insurance; on behalf of any person who is or was a director, officer, employer, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of the Act. Insurance purchased by the Corporation is accordance with this Section 7 may but not need (i) be for the benefit of all directors, officers, employees and agents of the Corporation and
(ii) provide also for the indemnification of reimbursement to the Corporation of and for payments and obligations to make payments by the Corporation to any of its directors, officers, employees or agents to the extent such payments or obligations to make payments are permitted under this Article VI.

     Section 8. Definitions. For purposes of this Article, references to "the Corporation" shall include, in addition to the surviving corporation, any merging corporation (including any corporation having merged with a merging corporation) absorbed in a merger which, if its separate existence had continued, would have had the power and authority to indemnify any or all of its directors, officers, employees and agents, so that any person who was a director, officer, employee or agent of such merging corporation, or was serving at the request of such merging corporation in any other capacity, shall stand in the same position under the provisions of this Article with respect to the surviving corporation as each person would have had with respect to such merging corporation if its separate existence had continued as such corporation was constituted immediately prior to such merger.

For purposes of this Article, references to "other capacities" shall include serving as a trustee or agent for any employer benefit plan; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references, "serving at the request of the Corporation" shall include any service as a director, office, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan or its participants or beneficiaries. A person who acted in good faith and in a manner he or she reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" referred to in this Article.

     Section 9. Reports to Shareholders. If required by the Act, the Corporation shall report any indemnity payment or advancement of expenses by the


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

Corporation to any director, officer, employee or agent provided for in this Article to the shareholders in writing either with or before the distribution of the notice of the next shareholders' meeting.

     Section 10. Continuation. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VI shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     Section 11. Severability. If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction, and the remaining provisions hereof shall be liberally construed to effectuate the provisions hereof, and the invalidity of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

     Section 12. Amendment. The right to indemnification conferred by this Article shall be deemed to be a contract between the Corporation and each person referred to herein until amended or repealed, but no amendment to or repeal of these provisions shall apply to or have any effect on the right to indemnification of any person with respect to any liability or alleged liability of such person for or with respect to any act or omission of such person occurring prior to such amendment or repeal.

                                  ARTICLE VII.

                               GENERAL PROVISIONS

     Section 1. Fiscal Year. The fiscal year of the Corporation shall be fixed from time to time by resolution of the Board of Directors.

                                                                  Amended 5/1/97
     Section 2. The Seal. The Board shall provide a corporate seal for the Corporation which may be affixed to any document, certificate or paper and attested by such individuals as provided by these By-laws or as the Board may from time to time determine.

     Section 3. Notices and Mailing. Except as otherwise provided in the Act, the Articles of Incorporation or these By-laws, all notices required to be given by any provision of these By-laws shall be deemed to have been given (i) when received, if given in person, (ii) on the date of acknowledgment of receipt, if sent by telex, facsimile or other wire transmission, (iii) one day after delivery, properly addressed, to a reputable courier for same day or overnight delivery, or (iv) four days after being deposited, properly addressed, in the U.S. mail, certified or registered mail, postage prepaid.

     Section 4. Waiver of Notice. Whenever any notice is required to be given under the Act of the provisions of the Articles of Incorporation or these By-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to notice.

     Section 5. Interpretation. In these By-laws, unless a clear contrary intention appears, the singular number includes the plural number and vice versa, and reference to either gender includes the other gender.


                                  ARTICLE VIII.

                                   AMENDMENTS

     Unless the power to make, alter, amend or repeal these By-laws is reserved to the shareholders by the Articles of Incorporation, these By-laws, including any By-law adopted by the shareholders, may be made, altered, amended or repealed by the shareholders or the Board of Directors, but the fact that the power to make, alter, amend or repeal these By-laws has been conferred upon the Board of Directors shall not divest the shareholder of the same powers.

                                       14